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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

               December 23, 1998 (Date of earliest event reported)

                            UGLY DUCKLING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                  000-20841                86-0721358
     (State or Other              (Commission              (IRS Employer
       Jurisdiction              File Number)           Identification No.)
    of Incorporation)

           2525 East Camelback Road, Suite 500, Phoenix, Arizona 85016
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (602) 852-6600

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

      Attached hereto as Exhibit 99.1 is a copy of Ugly Duckling Corporation's press release dated December 23, 1998 titled "Ugly Duckling Corporation Announces Completion of Supplemental Exchange Offer."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

EXHIBIT
NUMBER      DESCRIPTION
------      -----------
99.1        Ugly Duckling Corporation Press Release Dated December 23, 1998
            Titled "Ugly Duckling Corporation Announces Completion of
            Supplemental Exchange Offer"


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                UGLY DUCKLING CORPORATION
                                                        (Registrant)



                                                By /s/ Ernest C. Garcia  II
                                                   -----------------------------
                                                                   (Signature)



                                                Ernest C. Garcia II
                                                Chief Executive Officer


Date   December 23, 1998


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
------      -----------
99.1        Ugly Duckling Corporation Press Release Dated December 23, 1998
            Titled "Ugly Duckling Corporation Announces Completion
            of Supplemental Exchange Offer"